UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2022

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On March 9, 2022, upon the closings under the Marcellus Agreements described under Item 2.01 below, Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”) and R2KLP and the Chief Sellers (each as defined below) entered into registration rights agreements (the “Registration Rights Agreements”). Pursuant to the Registration Rights Agreements, the Company agreed to file a shelf registration statement with respect to the registrable securities thereunder within fifteen days of the closing. The Company will thereafter be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective. The Company will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreements is qualified in its entirety by reference to the full text of those agreements, which were attached as Exhibits 10.1 and 10.2 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Marcellus Agreements

On March 9, 2022, the Company completed its previously announced acquisition of certain entities which own high quality producing assets and a deep inventory of premium drilling locations in the prolific Marcellus Shale in Northeast Pennsylvania (the “Marcellus Properties”) for approximately $2.65 billion, consisting of approximately $2.0 billion in cash and $650.0 million in the Company’s common stock (the “Marcellus Acquisition”). The Marcellus Properties were acquired cash and indebtedness free, effective as of January 1, 2022, subject to customary purchase price adjustments.

The transactions that closed included the transactions contemplated by the Partnership Interest Purchase Agreement (the “Chief Agreement”) dated January 24, 2022, by and among the Company its wholly owned subsidiary Chesapeake Appalachia, L.L.C., an Oklahoma limited liability company (“Appalachia” and together with the Company, the “Purchasers”) and The Jan & Trevor Rees-Jones Revocable Trust, a Texas revocable trust (“Rees-Jones Trust”), Rees-Jones Family Holdings, LP, a Texas limited partnership (“Rees-Jones Holdings”), Chief E&D Participants, LP, a Texas limited partnership (“Chief Participants” and together with Rees-Jones Trust and Rees-Jones Holdings, the “Chief LPs”), and Chief E&D (GP) LLC, a Texas limited liability company (“Chief GP” and together with the Chief LPs, the “Chief Sellers”).

The transactions that closed also included the transactions contemplated by the Membership Interest Purchase Agreements (the “Radler/Tug Hill Agreements”) by and among the Purchasers and Radler 2000 Limited Partnership, a Texas limited partnership (“R2KLP”) and Tug Hill Inc., a Nevada corporation (“THI” and together with R2KLP, the “Radler/Tug Hill Sellers”).

The foregoing description of the Chief Agreement, the Radler/Tug Hill Agreements and the transactions contemplated thereby is qualified in its entirety by reference to the full text of those agreements, which were attached as Exhibits 10.36, 10.37 and 10.38 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The net purchase price for the Marcellus Properties was funded by cash on hand and $914 million of borrowings under the Company’s existing credit agreement (“Credit Agreement”) dated as of February 9, 2021, by and among the Company as borrower; each of the Lenders from time to time party hereto, MUFG BANK, LTD., as administrative agent for the Lenders, and MUFG UNION BANK, N.A., as collateral agent for the Lenders, which features an initial borrowing base of $2.5 billion. The borrowing base will be redetermined semiannually on or around May 1 and November 1 of each year. The aggregate initial elected commitments of the Lenders under the Credit Facility were $1.75 billion of revolving Tranche A Loans and $221 million of fully funded Tranche B Loans.

The Credit Facility bears interest at the ABR (alternate base rate) or LIBOR, at the Company’s election, plus an applicable margin (ranging from 2.25–3.25% per annum for ABR loans and 3.25–4.25% per annum for LIBOR loans, subject to a 1.00% LIBOR floor), depending on the percentage of the borrowing base then being utilized. The Tranche A Loans mature February 9, 2024 and the Tranche B Loans mature 4 years after the Effective Date. The Tranche B Loans can be repaid if no Tranche A Loans are outstanding.

Item 8.01 Other Events.

On March 9, 2022, the Company issued a press release announcing the completion of the transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements
Financial statements regarding the acquired properties will be provided by amendment to this Form 8-K.

(b)	Pro Forma Financial Information
Pro forma financial statements regarding the acquired properties will be provided by amendment to this Form 8-K.

(c)	Exhibits

Exhibit Number	Description

2.1
Partnership Interest Purchase Agreement by and among The Jan & Trevor Rees-Jones Revocable Trust, Rees-Jones Family Holdings, LP, Chief E&D Participants, LP, and Chief E&D (GP) LLC (collectively, as Sellers) and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022).

2.2
Membership Interest Purchase Agreement by and among Radler 2000 Limited Partnership and Tug Hill, Inc., together as Sellers, and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022).

2.3
Membership Interest Purchase Agreement by and among Radler 2000 Limited Partnership and Tug Hill, Inc., together as Sellers, and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.38 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022).

10.1*
Registration Rights Agreement dated March 9, 2022, by and among the Company and The Jan & Trevor Rees-Jones Revocable Trust, Rees-Jones Family Holdings, LP, Chief E&D Participants, LP, and Chief E&D (GP) LLC.

10.2*	Registration Rights Agreement dated March 9, 2022, by and among the Company and Radler 2000 Limited Partnership.
99.1*	Press Release, dated March 9, 2022, entitled “Chesapeake Energy Corporation Completes Acquisition of Marcellus Properties.”
104.1	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document).

*Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ BENJAMIN E. RUSS
Benjamin E. Russ
Executive Vice President — General Counsel and Corporate Secretary
Date:   March 9, 2022